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                                                                      Exhibit 21

                         SUBSIDIARIES OF THE REGISTRANT


NAME                                                     STATE OF ORGANIZATION
----                                                     ---------------------

US Oncology Corporate, Inc.                                    Delaware
AOR Real Estate, Inc.                                          Delaware
RMCC Cancer Center, Inc.                                       Delaware
AOR Management Company of Indiana, Inc.                        Delaware
AOR Holding Company of Indiana, Inc.                           Delaware
AOR of Indiana Management Partnership                          Indiana
AOR Management Company of Oregon, Inc.                         Delaware
AOR Management Company of Missouri, Inc.                       Delaware
AOR Management Company of Arizona, Inc.                        Delaware
AOR Management Company of Oklahoma, Inc.                       Delaware
AOR Management Company of South Carolina, Inc.                 Delaware
AOR Management Company of Pennsylvania, Inc.                   Delaware
AOR Management Company of North Carolina, Inc.                 Delaware
AOR Management Company of Virginia, Inc.                       Delaware
AOR Management Company of New York, Inc.                       Delaware
AOR Management Company of Florida, Inc.                        Delaware
AOR Management Company of Nevada, Inc.                         Delaware
AOR Management Company of Texas, Inc.                          Delaware
AOR Management Company of Ohio, Inc.                           Delaware
AOR Management Company of Kansas, Inc.                         Delaware
AOR Management Company of Central Florida, Inc.                Delaware
AORT Holding Company, Inc.                                     Delaware
AOR of Texas Management Limited Partnership                    Texas
AORIP, Inc.                                                    Delaware
AOR Synthetic Real Estate, Inc.                                Delaware
Greenville Radiation Care, Inc.                                Delaware
Physician Reliance Network, Inc.                               Texas
TOPS Pharmacy Services, Inc.                                   Texas
US Oncology Research, Inc.                                     Texas
Physician Reliance Holdings, LLC                               Delaware
PRN Physician Reliance, LLC                                    Texas
Physician Reliance, L.P.                                       Texas
AOR Management Company of Alabama, Inc.                        Delaware